FORM 8-K
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: JUNE 14, 2004
(Date of earliest event reported)

As filed with the U.S. Securities and Exchange Commission August 4, 2004
Commission File No. 0-50367

HEMPTOWN CLOTHING INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	2300	98-0359306
(State or other jurisdiction of Incorporation)	(Primary Standard Industrial Classification Number)	(IRS Employer Identification No.)

Suite 2550, 555 West Hastings Street, Vancouver, British Columbia, Canada, V6B 4N5
(registered office)

1307 Venables Street, Vancouver, British Columbia, Canada, V5L 2G1
Telephone: (604) 255-5005  Facsimile: (604) 255-5038
(address of principal executive offices) (zip code)

with copy to:
Devlin Jensen, Barristers and Solicitors
Suite 2550, 555 West Hastings Street, Vancouver, British Columbia, Canada, V6B 4N5

On June 18, 2004, Hemptown Clothing Inc. (the “Company”) filed a Current Report on Form 8–K reporting the resignation of Moore Stephen Ellis Foster Ltd., Chartered Accountants as its independent accountant.  This Current Report on Form 8–K/A amends and restates Item 4 of the Current Report on Form 8–K dated June 18, 2004 as follows:

Item 4.  Changes in Registrant’s Certifying Accountant

     Previous principal independent accountant

On June 14, 2004, Moore Stephens Ellis Foster Ltd., Chartered Accountants (“Ellis Foster “), the principal independent accountant of the Company, resigned.

During the Company’s two most recent fiscal years and all subsequent interim periods preceding the resignation of Ellis Foster, there were no disagreements with Ellis Foster, whether or not resolved, on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, whether resolved or not resolved to the satisfaction of Ellis Foster, would have caused Ellis Foster to make reference to the subject matter of the disagreements in connection with its reports for such period. Ellis Foster, as the Company’s principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles during the Company’s two most recent fiscal years and all subsequent interim periods preceding the resignation of Ellis Foster. During the Company’s two most recent fiscal years and all subsequent interim periods preceding the resignation of Ellis Foster, there have been no disagreements with Ellis Foster or reportable events, as defined in Item 304(a)(1)(iv) of Regulation S-B.

     New principal independent accountants

On June 12, 2004, the Board of Directors of the Company approved and authorized the engagement of Dale Matheson Carr-Hilton LaBonte, Chartered Accountants (“LaBonte”), as the independent public accountants of the Company.On June 16, 2004, the Company engaged LaBonte, of Suite 1700, 1140 West Pender Street, Vancouver, British Columbia, Canada V6E 4G1, as the principal independent accountant for the Company.

During the Company’s two most recent fiscal years and all subsequent interim periods preceding the resignation of Ellis Foster, the Company has not consulted with LaBonte with respect to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, nor received any written or oral advice.

Item 5.  Other Events and Regulation FD Disclosure

Mr. Guy Carpenter, the present Chief Operating Officer of Hemptown Clothing Inc. (the “Company”), was appointed a Director of the Company effective on June 12, 2004.

Item 7.  Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 16.1	Letter from Moore Stephens Ellis Foster Ltd., Chartered Accountants, dated August 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   August 4, 2004

HEMPTOWN CLOTHING INC.

By: /s/ Jerry Kroll ------------------------------------ Name: Jerry Kroll Title: CEO